UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
March 3, 2010
Date of Report (Date of earliest event reported)
ALTRA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33209	61-1478870

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

300 Granite Street, Suite 201
Braintree, Massachusetts	02184

(Address of principal executive offices)	(Zip Code)
(781) 917-0600
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition
     On March 3, 2010, Altra Holdings, Inc. (“the Company”) announced certain unaudited financial results for the fourth quarter and full year 2009. A copy of the announcement is attached hereto as Exhibit 99.1, which is incorporated by reference herein. On March 4, 2010, the Company will hold a conference call with investors to discuss fourth quarter and full year results. The chart presentation to be used during the call is attached hereto as Exhibit 99.2 to this report and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits
(c)	Exhibits

99.1	Press release of Altra Holdings, Inc., dated March 3, 2009, announcing certain unaudited financial results for the fourth quarter and full year 2009.

99.2	Charts to be used during the investor conference call on March 4, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRA HOLDINGS, INC.
/s/ Carl R. Christenson
Name:	Carl R. Christenson
Title:	Chief Executive Officer

Date: March 4, 2010

EXHIBIT INDEX

99.1	Press release of Altra Holdings, Inc., dated March 3, 2009, announcing certain unaudited financial results for the fourth quarter and full year 2009.

99.2	Charts to be used during the investor conference call on March 4, 2010.